UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2019

Ares Management Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36429 (Commission File Number)	80-0962035 (IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 21, 2019, Ares Holdings L.P., a Delaware limited partnership (“Ares Holdings”), Ares Investments L.P., a Delaware limited partnership (together with Ares Holdings, the “Borrower”) and certain subsidiaries of Ares Management Corporation (the “Registrant”) entered into Amendment No. 8 (the “Credit Facility Amendment”) to the Sixth Amended and Restated Credit Agreement, dated as of April 21, 2014 (as amended through and including the Credit Facility Amendment, the “Credit Agreement”), by and among the Borrower, the guarantors party thereto (together with the Borrower, the “Loan Parties”), the lenders party thereto and JPMorgan Chase Bank, N.A., as agent.

The Credit Facility Amendment, among other things, (i) extends the maturity of the credit facility under the Credit Agreement to March 21, 2024, (ii) reduces drawn and undrawn pricing, (iii) revises the financial covenant relating to assets under management and (iv) makes certain other technical amendments to the provisions of the Credit Agreement.

A copy of the Credit Facility Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01 as though fully set forth herein. The foregoing summary description of the Credit Facility Amendment is not intended to be complete and is qualified in its entirety by the complete text of the Credit Facility Amendment.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1

Amendment No. 8, dated as of March 21, 2019, to the Sixth Amended and Restated Credit Agreement, dated as of April 21, 2014, by and among Ares Holdings L.P., Ares Investments L.P., the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A.

Exhibit Index

Exhibit Number	Description

10.1

Amendment No. 8, dated as of March 21, 2019, to the Sixth Amended and Restated Credit Agreement, dated as of April 21, 2014, by and among Ares Holdings L.P., Ares Investments L.P., the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Date: March 26, 2019	By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Executive Vice President, Chief Legal Officer & Secretary